Shareholders' Equity	12 Months Ended
Dec. 31, 2010
Shareholders' Equity
Shareholders' Equity

10. Shareholders' Equity

Regulatory Capital and Dividend Restrictions

The Company's regulated subsidiaries are subject to regulations and standards in their respective states of domicile. Most of these regulations and standards conform to those established by the National Association of Insurance Commissioners. These standards, among other things, require these subsidiaries to maintain specified levels of statutory capital, as defined by each state, and restrict the timing and amount of dividends and other distributions that may be paid to their parent companies. Except in the case of extraordinary dividends, these standards generally permit dividends to be paid from statutory unassigned surplus of the regulated subsidiary and are limited based on the regulated subsidiary's level of statutory net income and statutory capital and surplus. These dividends are referred to as "ordinary dividends" and generally can be paid without prior regulatory approval. If the dividend, together with other dividends paid within the preceding twelve months, exceeds a specified statutory limit or is paid from sources other than earned surplus, it is generally considered an "extraordinary dividend" and must receive prior regulatory approval.

In 2010, based on the 2009 statutory net income and statutory capital and surplus levels, the maximum amount of ordinary dividends that could be paid was $3.2 billion. For the year ended December 31, 2010, the Company's regulated subsidiaries paid their parent companies dividends of $3.2 billion, including $686 million of extraordinary dividends. For the year ended December 31, 2009, the Company's regulated subsidiaries paid their parent companies dividends of $4.2 billion, including $2.5 billion of extraordinary dividends. The total dividends received in both 2010 and 2009 included all of the ordinary dividend capacity of $3.2 billion and $3.1 billion, respectively. In some cases, ordinary dividends were classified as extraordinary dividends due to their increased size and/or accelerated timing. As of December 31, 2010, $974 million of the Company's $25.9 billion of cash and investments was held by non-regulated entities.

The Company's regulated subsidiaries had aggregate statutory capital and surplus of approximately $11 billion as of December 31, 2010; regulated entity statutory capital exceeded state minimum capital requirements.

OptumHealth Bank must meet minimum requirements for Tier 1 leverage capital, Tier 1 risk-based capital, and Total risk-based capital of the Federal Deposit Insurance Corporation (FDIC) to be considered "Well Capitalized" under the capital adequacy rules to which it is subject. At December 31, 2010, the Company believes that OptumHealth Bank met the FDIC requirements to be considered "Well Capitalized".

Dividends

In May 2010, the Company's Board of Directors increased the Company's cash dividend to shareholders and moved the Company to a quarterly dividend payment cycle. Declaration and payment of future quarterly dividends is at the discretion of the Board and may be adjusted as business needs or market conditions change. Prior to May 2010, the Company's policy had been to pay an annual dividend.

The following table provides details of the Company's dividend payments:

Year	Aggregate Amount per Share	Total Amount Paid
		(in millions)
2008	$0.030	$37
2009	0.030	36
2010	0.405	449

Share Repurchase Program

Under its Board of Directors' authorization, the Company maintains a share repurchase program. The objectives of the share repurchase program are to optimize the Company's capital structure and cost of capital, thereby improving returns to shareholders, as well as to offset the dilutive impact of share-based awards. Repurchases may be made from time to time at prevailing prices in the open market, subject to certain Board restrictions. In February 2010, the Board renewed and increased the Company's share repurchase program, and authorized the Company to repurchase up to 120 million shares of its common stock. During the year ended December 31, 2010, the Company repurchased 76 million shares at an average price of approximately $33 per share and an aggregate cost of $2.5 billion. As of December 31, 2010, the Company had Board authorization to purchase up to an additional 48 million shares of its common stock.